Exhibit 10.1(g)

PARTIAL SATISFACTION OF MORTGAGE

Know all men, that the undersigned hereby certifies that a certain Mortgage, Security Agreement, Assignment of Rents and Leases, Fixture Filing, Timber Filing and Financing Statement executed by Potlatch Forest Holdings, Inc., a Delaware corporation, and recorded on December 8, 2008 as Instrument No. 252716 in the records of the Clerk of the District Court of Benewah County, Idaho, is satisfied and discharged AS TO THE PROPERTY DESCRIBED ON EXHIBIT A ATTACHED HERETO, but remains in full force and effect as to all other property described in said mortgage.

The lien of the undersigned AS TO THE PROPERTY DESCRIBED ON EXHIBIT A ATTACHED HERETO is hereby released.

Dated as of: June 28, 2011

BANK OF AMERICA, N.A., in its capacity as Collateral Agent

By:	/s/ Anthea Del Bianco

Name:	Anthea Del Bianco
Title:	Vice President

State of California

County of San Francisco

On this 28th day of June, in the year 2011, before me, a Notary Public in and for said state, personally appeared Anthea Del Bianco, known or identified to me to be the person(s) whose name(s) are subscribed to the within Instrument and acknowledged to me that they executed same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Liliana Claar
Liliana Claar, Notary Public
Notary Public for the State of	California

Residing at:

Commission Expires:	February 1, 2012

            /s/   Notary Seal

Exhibit A

The land is situated in the State of Idaho, County of Benewah, and is described as follows:

TOWNSHIP 43 NORTH, RANGE 1 EAST, B.M., records of Benewah County, Idaho.

Section 4:	Government Lots 1, 2 & 3, NE1/4SW1/4, NE1/4SE1/4, NW1/4SE1/4, SE1/4NE1/4, SE1/4NW1/4, SE1/4SE1/4, SE1/4SW1/4, SW1/4NE1/4, SW1/4SE1/4, SW1/4SW1/4

Section 6:	NE1/4SE1/4, SE1/4NE1/4, SW1/4NE1/4

EXCEPTING therefrom that portion of the S1/2NE1/4, N1/2SE1/4, all lying South of the St. Maries River Railroad right-of-way.

ALSO EXCEPTING therefrom Lot 1 and a portion of Lot 2, S1/2 NE1/4, all lying North of the State Highway.

Section 9:	NE1/4NW1/4, NE1/4SE1/4, NE1/4SW1/4, NW1/4NE1/4, NW1/4NW1/4, NW1/4SE1/4, SE1/4NE1/4, SE1/4NW1/4, SW1/4NE1/4

EXCEPTING THEREFROM a parcel more particularly described as follows:

Beginning at a point on the Northeast right-of way line of State Highway No. 3 that bears North 89° 54’ East for a distance of 2532 feet, more or less, from the Section corner common to Sections 8, 9, 16 and 17, Township 43 North, Range 1 East, Boise Meridian, Benewah County, Idaho, said point is a State of Idaho Department of Public Works brass cap monument marked 508…01.5 P.O.T.; Thence North 48°18’ East for a distance of 220 feet to a point, said point is monumented by a galvanized steel pipe 36 inches long, 1 1/2 inches inside diameter, set 24 inches into the ground; Thence North 41°42’ West for a distance of 396 feet to a point, said point is monumented by a galvanized steel pipe 36 inches long, 1 1/2 inches inside diameter, set 24 inches into the ground; Thence South 48°18’ West for a distance of 220 feet, more or less to a point on the Northeast right-of-way line of State Highway No. 3, said point is monumented by a galvanized steel pipe 36 inches long, 1 1/2 inches inside diameter, set 24 inches into the ground; Thence South 41°42’ East along the Northeast right-of-way line of State Highway No. 3 for a distance of 396 feet more or less to the point of beginning. (Said parcel has been assigned Benewah County Tax Assessor’s Number 459 for identification purposes only.)

ALSO EXCEPTING THEREFROM a portion of the SE 1/4 of the SW 1/4 of Section 9, Township 43 North, Range 1 East of the Boise Meridian, Benewah County, Idaho, more particularly described as follows: From a point on the Northeast right-of-way line of State Highway No. 3 that bears North 89 degrees 54’ East a distance of 2532 feet, more or less, from the Section corner common to Sections 8, 9, 16 and 17, Township 43 North, Range 1 East, Boise Meridian, Benewah County, Idaho, said point marked by State of Idaho Department of

Public Works brass cap monument marked 508…01.5 P.O.T.; thence North 41 degrees 42’ West a distance of 396 feet to a point on the Northeast right-of-way line of State Highway No. 3, which point is monumented by a galvanized steel pipe 36 inches long, 1 1/2 inch inside diameter-set 24 inches into the ground which point is the TRUE POINT OF BEGINNING for this description; thence North 48 degrees 18’ East a distance of 220 feet; thence North 41 degrees 42’ West a distance of 396 feet; thence South 48 degrees 18’ West a distance of 220 feet to the Northeast right-of-way line of State Highway No. 3; thence South 41 degrees 42’ East along said Northeasterly right-of-way line of State Highway No. 3 a distance of 396 feet to the Point of Beginning. (Said parcel has been assigned Benewah County Tax Assessor’s Number 538 for identification purposes only.)

ALSO EXCEPTING THEREFROM that portion of the Southwest Quarter of the Northwest Quarter and the Northwest Quarter of the Southwest Quarter of Section 9, Township 43 North, Range 1 East of the Boise Meridian, Benewah County, Idaho, described as follows: Beginning at a point where Hatton Creek intersects the Northerly right-of-way line of Idaho State Highway No. 3 (which said point would be in the center of a culvert if the existing culvert under State Highway No. 3 that conducts Hatton Creek under the Highway were extended to the north boundary line); thence Southeasterly along the North boundary line of said Highway No. 3 a distance of 125 feet to the true point of beginning; thence continuing along the North boundary line of said right-of-way line of said State Highway No. 3 a distance of 525 feet; thence Northeasterly at right angles to said North boundary line of said Highway No. 3, a distance of 660 feet; thence Northwesterly along a line parallel to the North boundary line of the right-of-way of said State Highway No. 3, a distance of 525 feet; thence Southwesterly, a distance of 660 feet more or less to the true point of beginning. (Said parcel has been assigned Benewah County Tax Assessor’s Number 864 for identification purposes only.)

ALSO EXCEPTING THEREFROM that portion of the Northeast Quarter, Section 8, Township 43 North, Range 1 East, Boise Meridian, lying North and East of State Highway 7 (now State Highway 3) and; that portion of Section 9, Township 43 North, 1 East, Boise Meridian, described as follows: Starting at Section corner common to Sections 4, 5, 8, 9, Township 43 North, Range 1 East, Boise Meridian; thence South, 86° East along existing fence a distance of 396 feet; thence due South 402 feet; thence south 56° West along existing fence, a distance of 413 feet; thence South 29° East along existing fence a distance of 349 feet; thence South 15° East along existing fence a distance of 728 feet; thence Southwesterly, approximately 660 feet to where Hatton Creek crosses Highway No. 3; thence North approximately 2,178 feet to point of beginning. (Said parcel has been assigned Benewah County Tax Assessor’s Number 1000 for identification purposes only.)

Section 10:	NW1/4NW1/4, SW1/4NW1/4

EXCEPTING THEREFROM any part lying within the Boundaries of Shoshone County, Idaho.

TOWNSHIP 43 NORTH, RANGE 1 WEST, B.M., records of Benewah County, Idaho.

Section 1:	NE1/4SE1/4, NE1/4SW1/4, NW1/4SE1/4, NW1/4SW1/4, SE1/4SE1/4, SE1/4SW1/4, SW1/4SE1/4, SW1/4SW1/4

Section 2:	NE1/4SE1/4, NW1/4SE1/4, SE1/4SE1/4, SW1/4SE1/4

Section 3:	Government Lot 4, NE1/4SE1/4, NW1/4SE1/4, SE1/4SE1/4, SE1/4SW1/4, SW1/4SE1/4

Section 11:	NE1/4NW1/4, NW1/4NE1/4, NW1/4NW1/4, SE1/4NW1/4, SW1/4NE1/4, SW1/4NW1/4

Section 12:	NE1/4NE1/4, NE1/4NW1/4, NW1/4NE1/4, NW1/4NW1/4, SE1/4NE1/4, SE1/4NW1/4, SW1/4NE1/4, SW1/4NW1/4

Section 22:	NE1/4SE1/4, NW1/4SE1/4, SE1/4SE1/4, SW1/4SE1/4

Section 23:	NE1/4NE1/4, NE1/4NW1/4, NE1/4SE1/4, NE1/4SW1/4, NW1/4NE1/4, NW1/4NW1/4, NW1/4SE1/4, NW1/4SW1/4, SE1/4NE1/4, SE1/4NW1/4, SE1/4SE1/4, SE1/4SW1/4, SW1/4NE1/4, SW1/4NW1/4, SW1/4SE1/4, SW1/1SW1/4

Section 24:	NE1/4NW/4, NE1/4SW1/4, NW1/4NE1/4, NW1/4NW1/4, NW1/4SW1/4, SE1/4NW1/4, SW1/4NE1/4, SW1/4NW1/4

TOWNSHIP 43 NORTH, RANGE 2 WEST, B.M., records of Benewah County, Idaho.

Section 3:	NE1/4NE1/4, NE1/4NW1/4, NW1/4NE1/4

Section 8:	NE1/4NE1/4, NE1/4NW1/4, NE1/4SE1/4, NE1/4SW1/4, NW1/4NE1/4, NW1/4NW1/4, NW1/4SE1/4, NW1/4SW1/4, SE1/4NE1/4, SE1/4NW1/4, SE1/4SE1/4, SE1/4SW1/4, SW1/4NE1/4, SW1/4NW1/4, SW1/4SE1/4, SW1/4SW1/4

TOWNSHIP 43 NORTH, RANGE 3 WEST, B.M., records of Benewah County, Idaho.

Section 17:	NE1/4SW1/4, NW1/4SW1/4, SW1/4SW1/4

Section 18:	NE1/4SE1/4, NE1/4SW1/4, NW1/4SE1/4, SE1/4SE1/4, SE1/4SW1/4, SW1/4SE1/4

Section 19:	ALL

Section 20:	NE1/4SE1/4, NE1/4SW1/4, NW1/4SE1/4, NW1/4SW1/4, SE1/4NE1/4, SE1/4NW1/4, SE1/4SE1/4, SE1/4SW1/4, SW1/4NE1/4, SW1/4NW1/4, SW1/4SE1/4, SW1/4SW1/4

Section 21:	NW1/4SW1/4, SW1/4NW1/4, SW1/4SW1/4

Section 27:	NE1/4NW1/4, NW1/4NW1/4, NW1/4SW1/4, SE1/4NW1/4, SW1/4NW1/4, SW1/4SW1/4

Section 28:	ALL

Section 29:	NE1/4NE1/4, NE1/4NW1/4, NE1/4SE1/4, NE1/4SW1/4, NW1/4NE1/4, NW1/4NW1/4, NW1/4SE1/4, NW1/4SW1/4, SE1/4NE1/4, SE1/4NW1/4, SE1/4SE1/4, SE1/4SW1/4, SW1/4NE1/4, SW1/4NW1/4, SW1/4SE1/4

Section 30:	Government Lots 1, 2, 3 & 4, NE1/4NE1/4, NE1/4SE1/4, NW1/4NE1/4, NW1/4SE1/4, SE1/4NE1/4, SE1/4SE1/4, SW1/4NE1/4, SW1/4SE1/4

TOWNSHIP 43 NORTH, RANGE 4 WEST, B.M., records of Benewah County, Idaho.

Section 13:	NE1/4SE1/4, NE1/4SW1/4 lying East of the Road, NW1/4SE1/4
SE1/4NE1/4, SE1/4NW1/4 lying South and East of the Forest Service Road; SE1/4SE1/4, SE1/4SW1/4, SW1/4NE1/4 lying South and East of the Forest Service road; SW1/4SE1/4, SW1/4SW1/4

Section 24:	NE1/4NE1/4, NE1/4NW1/4, NE1/4SE1/4, NE1/4SW1/4, NW1/4NE1/4, NW1/4SE1/4, SE1/4NE1/4, SE1/4NW1/4, SE1/4SE1/4, SE1/4SW1/4, SW1/4NE1/4, SW1/4SE1/4

Section 25:	ALL

Section 26:	NE1/4SE1/4, NE1/4SW1/4, NW1/4SE1/4, NW1/4SW1/4, SE1/4NE1/4, SE1/4NW1/4, SE1/4SE1/4, SE1/4SW1/4, SW1/4NE1/4, SW1/4NW1/4, SW1/4SE1/4, SW1/4SW1/4

TOWNSHIP 44 NORTH, RANGE 1 EAST, B.M., records of Benewah County, Idaho.

Section 27:	NW1/4SW1/4
EXCEPTING THEREFROM that portion lying within the Boundaries of Shoshone County, Idaho.

Section 28:	NE1/4SE1/4, SE1/4SE1/4, SW1/4SE1/4

Section 33:	NE1/4NE1/4, NE1/4NW1/4, NE1/4SE1/4, NW1/4NE1/4, NW1/4SE1/4, SE1/4NE1/4, SE1/4NW1/4, SE1/4SE1/4, SW1/4NE1/4, SW1/4NW1/4, SW1/4SE1/4

TOWNSHIP 44 NORTH, RANGE 1 WEST, B.M., records of Benewah County, Idaho.

Section 26:	SE1/4NW1/4

Section 28:	S1/2NW1/4SW1/4, S1/2NE1/4SW1/4, S1/2NW1/4SE1/4, SW1/4SE1/4, SW1/4SW1/4, SE1/4SW1/4, SE1/4SE1/4, Part NE1/4SE1/4
EXCEPTING THEREFROM: Starting at the Quarter Corner between Section 28 and Section 27, Township 44 North, Range 1 West, Boise Meridian, Benewah County, thence West a distance of 450 feet to a true point of beginning; thence North a distance of 600 feet; thence West a distance of 870 feet; thence South a distance of 850 feet; thence East a distance of 870 feet; thence North a distance of 250 feet to the true point of beginning.

Section 33:	ALL

Section 34:	NE1/4NW1/4, excepting therefrom the North 836 feet of the East 627 feet; NE1/4SW1/4, NW1/4NW1/4, NW1/4SW1/4, SE1/4NW1/4, SW1/4NW1/4, SW1/4SW1/4

TOWNSHIP 44 NORTH, RANGE 2 WEST, B.M., records of Benewah County, Idaho.

Section 10:	NE1/4SE1/4, SE1/4SE1/4

Section 11:	NE1/4SE1/4, NE1/4SW1/4, NW1/4SE1/4, NW1/4SW1/4, SE1/4NE1/4, SE1/4SE1/4, SE1/4SW1/4, SW1/4SE1/4, SW1/4SW1/4

Section 12:	NE1/4NW1/4, NE1/4SW1/4, NW1/4NW1/4, NW1/4SE1/4, NW1/4SW1/4, SE1/4NW1/4, SE1/4SW1/4, SW1/4NW1/4, SW1/4SE1/4, SW1/4SW1/4

Section 13:	NW1/4NW1/4, SW1/4NW1/4

Section 14:	Government Lots 1, 2, 3, 4 & 5, NE1/4NE1/4, NE1/4NW1/4, NE1/4SW1/4, NW1/4NE1/4, SE1/4NE1/4, SE1/4NW1/4, SW1/4NE1/4

Section 15:	ALL

Section 17:	Government Lots 1 & 2, NE1/4SE1/4, SE1/4NE1/4

Section 20:	NE1/4NE1/4, NE1/4NW1/4, NE1/4SE1/4, NW1/4NE1/4, NW1/4SE1/4, SE1/4NE1/4, SE1/4NW1/4, SE1/4SE1/4, SW1/4NE1/4, SW1/4SE1/4 excepting therefrom Road recorded under Instrument No. 122597

Section 21:	NE1/4NE1/4

Section 22:	NE1/4NE1/4, NE1/4NW1/4, NW1/4NE1/4, NW1/4NW1/4, SE1/4NW1/4, SW1/4NW1/4

Section 23:	NE1/4NW1/4, NW1/4NW1/4, SE1/4NW1/4, SW1/4NW1/4

Section 26:	SE1/4SE1/4, SE1/4SW1/4, SW1/4SE1/4, SW1/4SW1/4

Section 30:	Government Lots 1, 2 & 3, NE1/4NW1/4, NE1/4SW1/4, NW1/4SE1/4, SE1/4NW1/4, SW1/4SW1/4

Section 34:	NE1/4NE1/4, NE1/4SE1/4, NW1/4SE1/4, SE1/4NE1/4, SE1/4SE1/4, SW1/4SE1/4

Section 35:	NE1/4NE1/4, NE1/4NW1/4, NE1/4SW1/4, NW1/4NE1/4, NW1/4NW1/4, NW1/4SE1/4, NW1/4SW1/4, SE1/4NE1/4, SE1/4NW1/4, SE1/4SW1/4, SW1/4NE1/4, SW1/4NW1/4, SW1/4SW1/4

TOWNSHIP 45 NORTH, RANGE 1 EAST, B.M., records of Benewah County, Idaho.

Section 32:	NE1/4NE1/4, NE1/4SE1/4, NW1/4NE1/4, NW1/4SE1/4, SW1/4NE1/4, SE1/4NE1/4, SW1/4SE1/4, SE1/4SE1/4

TOWNSHIP 45 NORTH, RANGE 1 WEST, B.M., records of Benewah County, Idaho.

Section 19:	Government Lots 1, 2, 3 & 4, NE1/4NE1/4, NE1/4NW1/4, NE1/4SW1/4, NW1/4NE1/4, NW1/4SE1/4, SE1/4NE1/4, SE1/4NW1/4, SE1/4SW1/4, SW1/4NE1/4, SW1/4SE1/4

Section 24:	NE1/4NE1/4, SE1/4NE1/4, NW1/4NE1/4

TOWNSHIP 45 NORTH, RANGE 2 WEST, WM., records of Benewah County, Idaho.

Section 10:	NE1/4NW1/4, NE1/4SW1/4, NW1/4NW1/4, NW1/4SE1/4, NW1/4SW1/4, SE1/4NW1/4, SE1/4SE1/4, SE1/4SW1/4, SW1/4NE1/4, SW1/4NW1/4, SW1/4SE1/4, SW1/4SW1/4

Section 14:	SE1/4SE1/4, NE1/4SE1/4, NW1/4SE1/4, SE1/4NE1/4

Section 18:	Government Lots 3 & 4

Section 19:	Government Lots1, 3 & 4, NE1/4NW1/4, SE1/4SW1/4, SW1/4SE1/4, SE1/4SE1/4

Section 20:	SW1/4SW1/4

Section 22:	ALL

Section 23:	NW1/4NE1/4, NE1/4NE1/4

Section 29:	NE1/4NW1/4, NW1/4NW1/4, SW1/4NW1/4, SE1/4NW1/4

Section 30:	Government Lot 1, NE1/4NW1/4, NW1/4NE1/4, NE1/4NE1/4, SE1/4NE1/4

TOWNSHIP 46 NORTH, RANGE 1 EAST, B.M., records of Benewah County, Idaho.

Section 27:	NW1/4NW1/4
EXCEPTING THEREFROM any portion lying within the boundaries of Shoshone County.